UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 26, 2018
(Date of earliest event reported)
Atlantic Capital Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-37615	20-5728270
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

3280 Peachtree Road NE, Suite 1600
Atlanta, Georgia 30305
(Address of principal executive offices)
(Zip Code)

(404) 995-6050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e).     Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.
2018 Performance Measures Set for the STI Plan
On January 26, 2018, the Compensation Committee of the Board of Directors (the “Board”) of Atlantic Capital Bancshares, Inc. (the “Company”), pursuant to authority delegated to it by the Board, established performance goals under the Atlantic Capital Bancshares, Inc. Executive Officer Short Term Incentive Plan (the “STI Plan”) for the performance period ending December 31, 2018. The Compensation Committee selected Douglas L. Williams, Patrick T. Oakes and Richard A. Oglesby, Jr., in addition to other key employees, to participate in the STI Plan.
Performance goals established under the STI Plan for 2018 are based on (i) the Company’s ratio of non-performing assets to total assets, (ii) the Company’s pre-tax and pre-incentive operating income, and (iii) certain business unit/departmental and individual performance objectives. The ratio of non-performing assets to total assets must be achieved before any bonus under the STI Plan is paid, and otherwise the bonus opportunity is based upon achievement of the performance goals at threshold, target, superior and maximum performance levels (with interpolation between the levels), with bonus amounts ranging between 15.8% to 65.5% of base salary for selected executives other than Mr. Williams and between 20.2% to 84.4% of base salary for Mr. Williams.  Any bonus earned under the STI Plan for 2018 will be paid in cash.
Effective March 1, 2018, the base salaries of our Chief Executive Officer, Chief Financial Officer and other named executive officer have been set as follows.
Officer                                Base Salary
Douglas L. Williams                  $ 450,000
Chief Executive Officer
Patrick T. Oakes                    $ 344,000
Chief Financial Officer
Richard A. Oglesby, Jr.                   $ 340,000
General Banking Division Executive

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC CAPITAL BANCSHARES, INC.

Dated:    February 1, 2018
By: /s/ Patrick T. Oakes
Name: Patrick T. Oakes
Title:     Executive Vice President and
Chief Financial Officer